[logo] OPPENHEIMER
       Pennsylvania
       MUNICIPAL FUND

[graphic] Pennsylvania map with postcard shots



Tax-Free Income for
Pennsylvania Investors

ANNUAL REPORT
July 31, 2001

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of principal amounts invested. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions so that shares, on any given day or when redeemed, may be worth more or less than their original cost. For material information concerning the Fund, please see the Fund's Prospectus.


[logo] OppenheimerFunds(R)
       The Right Way to Invest

THE "ROCHESTER" WAY

As of July 31, 2001, Oppenheimer Pennsylvania Municipal Fund's Class A SEC yield of 5.34% exceeded the median SEC yield in Lipper's Pennsylvania Municipal Debt Funds category by 125 basis points.(1)

1. Source: Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results. Past performance is not a guarantee of future results.


[logo] OPPENHEIMER
       Pennsylvania
       MUNICIPAL FUND

[logo] Rochester Fund Municipals
       Limited Term New York Municipal Fund

DIVIDEND DISTRIBUTIONS*

                    Oppenheimer Pennsylvania Municipal Fund
                                 8/1/00-7/31/01

                          DIVIDEND PER SHARE (IN CENTS)
--------------------------------------------------------------------------------

         Month                  Class A         Class B      Class C

         August '00             5.6(cent)       4.9(cent)    4.9(cent)
================================================================================
         September '00          5.6(cent)       5.0(cent)    5.0(cent)
================================================================================
         October '00            5.9(cent)       5.1(cent)    5.1(cent)
================================================================================
         November '00           5.9(cent)       5.2(cent)    5.2(cent)
================================================================================
         December '00           5.9(cent)       5.2(cent)    5.2(cent)
================================================================================
         January '01            5.9(cent)       5.3(cent)    5.3(cent)
================================================================================
         February '01           5.9(cent)       5.1(cent)    5.2(cent)
================================================================================
         March '01              5.9(cent)       5.2(cent)    5.2(cent)
================================================================================
         April '01              5.9(cent)       5.2(cent)    5.2(cent)
================================================================================
         May '01                5.9(cent)       5.2(cent)    5.2(cent)
================================================================================
         June '01               5.9(cent)       5.2(cent)    5.2(cent)
================================================================================
         July '01               5.9(cent)       5.2(cent)    5.2(cent)

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

DEAR SHAREHOLDER,

[photo]
John V. Murphy
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.

     It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
     I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
     Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
     While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

     Sincerely,
     /s/ John V. Murphy
     John V. Murphy
     August 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest-rate risks.

1 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD

     As of July 31, 2001, the opinion of many municipal bond fund managers--including us--is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes during the coming year.
     During the later months of last year and into 2001, demand for municipal bonds did not keep pace with the demand for U.S. Treasury bonds, as global investors sought guaranteed investment returns secure from growing international instabilities. This demand served, in part, to decrease the yield on Treasury bonds, making Treasuries "rich" and narrowing the spread, or difference, between their yields and the yields on municipal bonds of comparable maturities.
     Consider this example: On July 31, 2001, AAA rated, 30-year Pennsylvania General Obligation bonds yielded 5.0%, while the 30-year Treasury yielded 5.5%. But, while the higher-rated municipal bond yields only 91% of its comparable Treasury, this is before any tax implications. The taxable equivalent yield on such a hypothetical municipal bond investment would jump to 8.9% for investors at the highest, 43.6% combined federal, Pennsylvania State and Philadelphia income tax rate. This compares favorably to the 5.9% taxable equivalent yield for 30-year U.S. Treasury Bonds, as well.(1)
     Municipal bonds aren't typically this cheap relative to Treasuries, as the spread between the two yields tends to be considerably wider, because both investors and issuers of municipal debt recognize the significance of taxable equivalent yields.
     To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown. (The specific yields depicted are not intended to be representative of any mutual fund, and are shown for illustrative purposes only.)

1.The value of Treasuries, if held to maturity, is fixed; principal is guaranteed, and interest is fixed.

[bar chart]
                       30-Year
                     Pennsylvania           30-Year
                  General Obligation       Treasury
                         Bond                Bond

Taxable
Equivalent                8.9%               5.9%
Yield

Yield                     5.0%               5.5%


Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the 43.6% combined federal, Pennsylvania and Philadelphia income tax rate. All figures are calculated as of 7/31/01.

                                TAX EXEMPT VS. TAXABLE YIELDS

-----------------------------------------------------------------------------------------------------------
                                              Effective    Taxable Rate          Effective    Taxable Rate
                                           Tax Bracket for   Needed to        Tax Bracket for   Needed to
                                            Pennsylvania   Equal Current       Philadelphia  Equal Current
2001 Taxable Income                           Residents    Tax-free Rate         Residents    Tax-free Rate

Single Return        Joint Return                          6.0%    6.5%                        6.0%    6.5%

$0-$27,050           $0-$45,200                 17.4%      7.3%    7.9%            21.3%       7.6%    8.3%

$27,051-$65,550      $45,201-$109,250           29.5%      8.6%    9.3%            32.8%       8.9%    9.7%

$65,551-$136,750     $109,251-$166,500          32.5%      8.9%    9.7%            35.6%       9.3%   10.1%

$136,751-$297,350    $166,501-$297,350          37.3%      9.6%   10.4%            40.3%      10.0%   10.9%

over $297,350        over $297,350              40.8%     10.2%   11.0%            43.6%      10.6%   11.5%

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. For Pennsylvania investors subject to different local tax rates, taxable-equivalent-yield values will differ accordingly.

2 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

DEAR FELLOW SHAREHOLDERS,

[photo]
Portfolio Management (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio Manager,
Rochester Division

Ronald H. Fielding, CFA
Senior Vice President, Portfolio Manager and
Chief Strategist, Rochester Division

August 31, 2001

     We are pleased to provide shareholders of Oppenheimer Pennsylvania Municipal Fund with the Fund's 2001 Annual Report.
     The Fund has provided investors with a 5% increase in the monthly dividend for Class A shares during the past year, raising the dividend from $0.056 to $0.059 per share, beginning with the October 2000 dividend payment. Other share classes had proportional increases. This was the fourth increase in the monthly dividend rate since we began managing the Fund in January 1999, bringing the cumulative increase to $0.01 per share. The cumulative 20.4% increase in monthly distributions translates to 101 basis points of additional annual yield for shareholders. Please consult your account statement for details, including the proportional increase for Class B and Class C shares.
     On July 31, 2001, the Fund reported a distribution yield of 5.95% for Class A shares (at Maximum Offering Price), and a 30-day SEC yield of 5.34%.(1) As always, we recognize the importance of tax-free income to our investors.(2) For Pennsylvania taxpayers reporting more than $109,250 on joint returns ($65,550 for single filers) 5.34% is equal to at least 7.9% on a taxable investment. Philadelphia and Pittsburgh residents benefit even more. Clearly, the Oppenheimer Pennsylvania Municipal Fund continues to offer value to tax-weary Pennsylvanians.
     Long-term bond yields have been on the decline since May of 2000. And in the first half of 2001, the Federal Reserve Board reduced short-term interest rates on six separate occasions, for a total of 275 basis points. Nonetheless, our ability to take advantage of opportunities in smaller, less-followed, unrated bonds, and to capitalize on market inefficiencies as we identify them, has helped to keep the Fund's yield attractive. The fact that this Fund has maintained a steady dividend since the last dividend increase--over ten months ago--demonstrates the greatest benefit of investing through mutual funds: active portfolio management. Our portfolio management team carefully evaluates and capitalizes on unique investment opportunities as they arise in the market, and continues to monitor their progress after they have been added to the portfolio. The successful, time-tested investment strategies we have been applying within the Pennsylvania municipal bond market have continued to unlock value for shareholders.
     The past year has provided a good example of maintaining a longer-term investment perspective, especially for shareholders in the Oppenheimer Pennsylvania Municipal Fund. The Fund's Class A shares posted a 1-year cumulative total return of 8.10% (without sales charges) as of July 31, 2001, and the Fund has benefited from narrowing credit yield spreads in 2001. As a result, our shareholders have experienced the combined benefits of many strategies that comprise the "Rochester style" of municipal bond investment management. The same strategies have also been fundamental to the Fund's 20.4% cumulative increase in monthly dividend distributions over less than two years.


3 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

[BAR CHART]
                DIVIDEND HISTORY

                OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Jan-99       0.049
Feb-99       0.049
Mar-99       0.049
Apr-99       0.049
May-99       0.049
Jun-99       0.051
Jul-99       0.051
Aug-99       0.051
Sep-99       0.054
Oct-99       0.054
Nov-99       0.054
Dec-99       0.054
Jan-00       0.054
Feb-00       0.056
Mar-00       0.056
Apr-00       0.056
May-00       0.056
Jun-00       0.056
Jul-00       0.056
Aug-00       0.056
Sep-00       0.056
Oct-00       0.059
Nov-00       0.059
Dec-00       0.059
 1-Jan       0.059
 1-Feb       0.059
 1-Mar       0.059
 1-Apr       0.059
 1-May       0.059
 1-Jun       0.059
 1-Jul       0.059


The municipal bond market was volatile during 1999 and 2000. But, to date, the Fund's actual dividend payout has been raised a total of four times since January 1999--an increase of 20.4%.


Moreover, we have added many higher-quality bonds which offer good yields and below-average volatility. In the year since this report was last published, the Fund's average credit quality has remained at A-.(3)
     In particular, the past year has offered a good example of why the Fund's management approach is driven by far more than anticipated fluctuation in interest rates. We believe that our shareholders are best served through portfolio diversification and yield-oriented strategies intended to make the most of a variety of market conditions. This approach has enabled the Fund to maintain low price volatility and very attractive yield.
     We are pleased to share some of our techniques as explained in this report, along with our belief that this Fund currently represents an outstanding opportunity to enjoy the benefits of investing for tax-free income. And we continue to feel positive about the municipal bond market's prospects going forward. Talk to your financial advisor to learn how you can make the most of the attractive, triple-tax-free income that Oppenheimer Pennsylvania Municipal Fund has to offer.

     Sincerely,

     /s/ Anthony A. Tanner
     Anthony A. Tanner, CFA
     Vice President, Portfolio Manager

     /s/ Ronald H. Fielding
     Ronald H. Fielding, CFA
     Senior Vice President, Portfolio Manager


1. Distribution yield at Maximum Offering Price is annualized and divided by the payable date offering price. Standardized Yield (based on net investment income for the 30-day period ending on 7/31/01) is annualized and divided by the period-end offering price. Past performance is not predictive of future results.
2. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
3. Portfolio data are as of 7/31/01, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard and Poor's rating category. Average credit quality and allocation include securities rated by a national rating organization as well as unrated securities (currently 21.25% of total investments) to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

4 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     For Oppenheimer Pennsylvania Municipal Fund shareholders, the past fiscal year has been a good one. A primary reason for the strong performance of the last 12 months was the reversal of last year's Federal Reserve Board (the Fed) policy on interest rates. Municipal bond and bond fund prices increased in response to signs of slowing economic activity and aggressive Fed actions. In 1999 and the first half of 2000 the Fed raised interest rates to stem potential inflationary pressures. As it became evident that economic growth was slowing and inflation risks were abating, the Fed undertook its most aggressive reduction of short-term interest rates in 10 years. The Fed reduced short-term interest rates six times beginning in January 2001, for a total of 275 basis points--leaving the overnight rate banks charge each other at 3.75% as of July 31, 2001. Long-term municipal bond yields also continued to decline throughout the past twelve months. Despite the decline in long-term market yields, the Fund's Class A shares have maintained a steady monthly distribution of 5.9 cents per share for each of the ten months following the last dividend increase outlined in this report last year.
     This Fund's primary goal is to earn a high level of income exempt from federal, Pennsylvania State and applicable local income taxes for its investors. Despite recent reductions in both short-term and long-term interest rates, Class A shares produced a distribution yield of 6.25% (without sales charges) as of the date of this report. The Fund's Class A SEC yield was 5.34%, which exceeded the median SEC yield in Lipper's Pennsylvania Municipal Debt Funds category by 125 basis points.(1) For a Pennsylvania investor at the 37.3% combined state and federal tax rate, the Fund's 5.34% Class A SEC yield is the equivalent of 8.51% in taxable yield. For investors who are subject to additional local taxes, this contrast is even greater.
     Continued strength in dividend distributions made up a significant portion of the Fund's total return during this reporting period. But the past year also serves as a good example of how our commitment to yield-driven total return can benefit investors in ways beyond the the Fund's monthly dividend distribution. At this time last year, we had experienced a year-long series of increases in short-term interest rates by the Fed. As short-term interest rates increased, credit yield spreads on all bonds were also widening. In other words, the yield on bonds issued by smaller, BBB and unrated municipalities rose at a greater rate than the yield on insured bonds and bonds issued by larger municipalities. This condition has persisted in the municipal bond market, even though short-term interest rates have been reduced significantly during 2001. Credit yield spreads were widest during the fourth quarter of 2000, and only recently began to narrow during the first seven months of 2001.
     The beneficial effect of credit-yield-spread narrowing makes itself apparent in the Fund's Class A 1-year cumulative total return of 8.10% (without sales charges). The Fund's total return reflects the combination of steady, monthly dividend distributions with overall share price appreciation, especially during 2001. This combination was made possible, in part, because the prices of smaller, lower-rated and unrated bonds came under considerable selling pressure and underperformed when the Fed was raising interest rates in 1999 and 2000. Recently, as short-term interest rates have declined, prices

1. Source: Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results. Past performance is not a guarantee of future results.


[photo]

The Rochester Investment Team (l to r)

Ronald H. Fielding, CFA
Senior Vice President, Portfolio Manager and Chief
Strategist, Rochester Division
Founded the Rochester Funds Investment Team in May 1983

Anthony A. Tanner, CFA
Vice President and Portfolio Manager, Rochester Division
Joined the Rochester Funds Investment Team in June 1991

Daniel G. Loughran, CFA
Vice President and Associate Portfolio Manager, Rochester Division Joined the Rochester Funds Investment Team in October 1994

Richard A. Stein, CFA
Vice President--Credit Analysis, Rochester Division
Joined the Rochester Funds Investment Team in May 1993

Christopher D. Weiler
Assistant Vice President, Credit Analyst, Rochester Division
Joined the Rochester Funds Investment Team in January 1999

(Not pictured)

Mark DeMitry
Credit Analyst, Rochester Division
Joined the Rochester Funds Investment Team in July 2001


5 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE  Continued

on these securities have begun to improve. We added smaller, lower-rated and unrated securities that met our stringent criteria to the portfolio as their prices were falling, to take advantage of their higher yields as well as the potential for price appreciation. Now, with credit yield spreads beginning to approach more historically normal levels, shareholders have experienced an increase in the Fund's Net Asset Value along with the benefit of the higher yields at which these securities were purchased. This is part of what we have traditionally termed the "yield-driven total return" around which our investment strategies have been developed over many years.
     During the past twelve months, the Pennsylvania economy largely reflected the national economy through this reporting period. U.S. economic growth, while still positive, slowed dramatically the last twelve months, with job growth stalling and unemployment rising slightly. Compared to previous down-cycles, the State economy is doing well. Historically the Pennsylvania economy has suffered sharper downturns than the broader national economy. In the current slowdown, though, State economic growth has kept pace with the nation and the State has maintained its AA rating. While the State's economy has become more diverse in the last decade, with greater emphasis on the high-tech and service industries, it is not as dependant on "new economy" firms as other regions of the country. This has enabled the State to weather the current slowdown. Lower interest rates and reduced taxes are expected to stimulate growth later this year.
     With both short-term and long-term interest rates at their lowest levels since 1998, new issuance of municipal securities has been vibrant. While total new issuance nationally in 2001 is currently running approximately 39% higher than last year, it has soared by 114% in Pennsylvania, as municipalities take advantage of currently low borrowing costs. Most of the new issues in Pennsylvania have been from large, highly-rated issuers who attract the greatest demand and command the lowest yields from investors. Activity in the secondary market has also been brisk, generating many opportunities to pursue the bonds of smaller issuers at much more attractive yields.
     Our approach to municipal bond investing is flexible and responsive. The strategies we pursue involve the delicate balance of many different risks to reduce overall portfolio risk and a willingness to be opportunistic. We believe that low risk is more than just high credit ratings, especially because interest rates typically can have more influence on price changes of municipal bonds than do published quality ratings. In addition to viewing the broad spectrum of Pennsylvania issues generally available, we pursue special situations that are under-researched and often overlooked by the market. We include select unrated bonds as a minority in our portfolio, which can offer a significant risk-adjusted yield advantage with little appreciable increase in credit risk. While unrated bonds in general involve greater risk than bonds in higher rated categories as determined by S&P or Moody's rating services, some unrated issuers are highly creditworthy and intentionally forego the time and expense of obtaining a credit rating. We analyze these unrated issues to determine the true risks involved and their value as an addition to the portfolio. It's a "hands on" style of credit research that can produce a portfolio with better risk-adjusted yields and return than a portfolio which owns only issues with high S&P or Moody's ratings.


                         YIELDS
                      As of 7/31/01
---------------------------------------------------
               Distribution Yield  Standardized
                At NAV    At MOP       Yield
  Class A        6.25%     5.95%       5.34%
  Class B        5.50%     5.50%       4.85%
  Class C        5.51%     5.51%       4.85%

Distribution yield at Maximum Offering Price (MOP) (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 7/31/01) are annualized and divided by period-end offering price. Distribution yield at Net Asset Value (NAV) does not include sales charges. Falling share prices may artificially increase yields.

                      TOTAL RETURNS
                     As of 7/31/01(1)
---------------------------------------------------
                     Cumulative     Average Annual
                    NAV      MOP     NAV      MOP
  A SHARES
  1-Year            8.10%   2.96%    8.10%   2.96%
  5-Year           25.70%  19.74%    4.68%   3.67%
  10-Year          75.84%  67.50%    5.81%   5.29%
  Since Inception
  (9/18/89)       103.26%  93.61%    6.16%   5.72%
  B SHARES
  1-Year            7.40%   2.40%    7.40%   2.40%
  5-Year           21.08%  19.18%    3.90%   3.57%
  Since Inception
  (5/3/93)         39.64%  39.64%    4.13%   4.13%
  C SHARES
  1-Year            7.30%   6.30%    7.30%   6.30%
  5-Year           21.06%  21.06%    3.90%   3.90%
  Since Inception
  (8/29/95)        27.59%  27.59%    4.20%   4.20%

Class A Average Annual Total Returns at Maximum Offering Price (MOP) for the periods of 1-year, 5-years, 10-years and since inception ending 6/30/01 were 3.82%, 3.48%, 5.24% and 5.61%, respectively. Class B Average Annual Total Returns (including the applicable Contingent Deferred Sales Charge) for the periods of 1-year, 5-years and since inception ending 6/30/01 were 3.19%, 3.38% and 3.95%, respectively. Class C Average Annual Total Returns for the periods of 1-year (including the 1% Contingent Deferred Sales Charge), 5-years and since inception ending 6/30/01 were 7.20%, 3.69% and 3.95%, respectively.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class C returns for the 1-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge. Beginning in January 1997 the Fund's Manager voluntarily agreed to waive a portion of its management fee. Absent that voluntary waiver, the Fund's total returns and yields would have been less. The Manager withdrew that voluntary undertaking on 6/1/00. The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at
1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

6 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     We also seek to exploit a variety of potential inefficiencies in the municipal market. We include the bonds of smaller, investment-grade issuers that often receive less attention from investors than larger, highly-recognized issues. Such issues tend to offer valuable yield premiums to attract buyers and compensate for their smaller "presence" in the market. Our understanding of the political and economic subtleties of municipal issuers enables us to target certain callable bonds in the secondary market with coupons well above market yields that have the potential to remain outstanding long after their call date. Although such callable bond structures are unpopular with less diversified individual investors, in a well-diversified mutual fund they can offer significant yield advantages and reduced interest-rate risk.
     New additions have helped us to significantly broaden diversification in the portfolio, while improving overall credit quality since last year. We substantially increased the number of portfolio holdings over the last twelve months from 128 to 228. As you review the Fund's holdings you will see bonds from many different market sectors and geographic regions across Pennsylvania. This diverse group of holdings reflects the strong emphasis we place on taking the time and effort to explore all corners of the market to uncover those issues that can add the most value to the Fund. We continue to "scavenger hunt" in the secondary markets, making multiple purchases of bonds in smaller quantities at discounted prices. We purchase bonds in small quantities when they can strengthen our holdings and add value to the portfolio. In this manner we have been able to accumulate underappreciated credits that competing fund managers and individual investors often overlook.
     The Fund's diversification among industry sectors has also continued to evolve through the addition of new issues, and the sale of issues previously in the portfolio. This year we have increased our holdings in college and university bonds and in bonds issued by nonprofit organizations. These are sectors where our bottom-up, in-house research strength helped uncover opportunities to enhance the Fund's yield and total return. Our rigorous credit analysis of issuers in these sectors turned up issuers with both above-average yields and favorable credit characteristics such as long, stable operating histories, increased demand for services, and strong community support. These are characteristics that indicate a strong ability for an issuer to meet its debt obligations even without the rating of a nationally recognized statistical rating organization. We also increased our stake in single-family housing bonds. Such issues provide both attractive income and stability because they exhibit less sensitivity to changes in interest rates, helping to dampen overall portfolio volatility. We reduced our positions in hospital and healthcare bonds over the past twelve months. The market for these bonds strengthened in the latter half of this reporting period as the signs of fiscal stress in the sector began to abate. However, hospitals and the healthcare sector face significant long-term operating pressures such as overbedding. We took the opportunity to sell as demand for these issues turned around, enabling the Fund to reduce its exposure. Overall, our own, in-house research team helped us steer the Fund towards bonds that we feel present below-average risk and above-average yield potential.
     The combination of our internal research capabilities, diverse portfolio holdings and opportunistic trading strategies has been essential in working toward our primary goal--generating income for shareholders. Since 83% of a bond's 10-year total return is derived from income, accord-ing to the Lehman Brothers 10-Year Aggregate Bond Index,(2) we feel confident that an income-oriented approach serves Pennsylvania municipal bond investors best over the long term.
     The greatest advantage of Fund investing is professional management. Our investment team seeks to broadly diversify the Fund's holdings and reduce a wide variety of risks, especially those associated with interest rates. Having a variety of different types of bonds can give the Fund less exposure to more different types of risk and create an investment with the potential to earn higher yields. It also enables us to provide financing for a wide variety of worthwhile projects in Pennsylvania. Public and private colleges, apartments for senior citizens, primary schools for secondary education, and financing for first time home buyers are just a few of the programs that benefit from your investment.

2. Bonds as represented by the Lehman Brothers 10-Year Aggregate Bond Index, a broad-based index of domestic bonds, as of ten years ended 7/31/01.


[logo] OPPENHEIMER
       Pennsylvania
       MUNICIPAL FUND

7 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET

     The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2001. In the case of Class A shares, performance is measured from inception on September 18, 1989. In the case of Class B and Class C shares, performance is measured from inception of each class on May 3, 1993, and August 29, 1995, respectively. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares. Also note that, in 1996, the Fund changed its fiscal year end from December 31 to July 31.
     The Fund's tax-free performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market exempt from federal tax but generally not state or local income taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.
     The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate. The Lipper Pennsylvania Municipal Debt Funds Average includes funds which invest primarily in securities exempt from Pennsylvania State income taxes, without considering sales charges; it is an unmanaged index and also cannot be purchased directly by investors. Index performance information for Class A, B and C shares began on 12/31/91, 4/30/93 and 8/31/95, respectively.

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Pennsylvania Municipal Fund, the Lehman Brothers Municipal Bond Index and the Lipper Pennsylvania Municipal Debt Funds Average.



Class A
Amount invested:        10,000
Sales charge paid:      4.75%
Date invested:          12/31/91


                Value of Investment     Lehman Brothers         Consumer Price    Lipper Pennsylvania
Date            In Fund                 Municipal Bond Index    Index             Municipal Debt Fund Index
----            -------------------     --------------------    --------------    -------------------------
12/31/91        9525                    10000                   10000             10000
03/31/92        9548                    10029.96                10101.52          10044.71
06/30/92        9824                    10409.94                10166.79          10439.61
09/30/92        10072                   10687.1                 10246.55          10726.82
12/31/92        10290                   10881.51                10290.06          10952.38
03/31/93        10785                   11285.67                10413.34          11367.61
06/30/93        11046                   11655.09                10471.35          11754.39
09/30/93        11506                   12049.03                10522.12          12161.49
12/31/93        11640                   12218.25                10572.88          12300.35
03/31/94        11017                   11547.5                 10674.4           11722.55
06/30/94        10864                   11674.5                 10732.41          11811.96
09/30/94        10925                   11754.86                10833.94          11879.02
12/31/94        10747                   11586.66                10855.69          11708.33
03/31/95        11522                   12405.52                10978.97          12498.14
06/30/95        11796                   12704.46                11058.74          12750.8
09/30/95        12024                   13069.46                11109.5           13060.36
12/31/95        12567                   13609.13                11131.25          13639.51
03/31/96        12435                   13445.36                11290.79          13423.34
06/30/96        12511                   13548.18                11363.3           13513.37
07/31/96        12623                   13670.76                11385.06          13638.45
10/31/96        12942                   14015.33                11479.33          13952.92
01/31/97        13128                   14238.68                11537.34          14147.51
04/30/97        13179                   14296.57                11617.11          14208.05
07/31/97        13844                   15072.53                11638.86          14931.25
10/31/97        13984                   15205.66                11718.63          15050.33
01/31/98        14408                   15678.25                11718.63          15499.03
04/30/98        14317                   15626.15                11783.9           15450.75
07/31/98        14535                   15975.83                11834.66          15709.48
10/31/98        14835                   16424.59                11892.67          16038.31
01/31/99        15045                   16720.13                11914.42          16274.68
04/30/99        15105                   16711.62                12052.2           16273.66
07/31/99        14827                   16435.48                12088.46          15961.71
10/31/99        14210                   16133.82                12197.24          15484.88
01/31/00        13825                   16113.39                12240.75          15348.16
04/30/00        14238                   16558.4                 12422.04          15782.05
07/31/00        14679                   17144.03                12530.81          16293.07
10/31/00        14892                   17506.64                12617.83          16612.29
01/31/01        15044                   18254                   12697.6           17186.37
04/30/01        15038                   18275.79                12828.13          17172.39
07/31/01        15867                   18871.64                12871.64          17786.48


Average Annual Total Return of Class A Shares of the Fund at 7/31/01(1)
1-Year 2.96%    5-Year 3.67%    10-Year 5.29%


Class B
Amount invested:    10,000
Date invested:      05/03/93



                Value of Investment     Lehman Brothers         Consumer Price    Lipper Pennsylvania
Date            In Fund                 Municipal Bond Index    Index             Municipal Debt Fund Index
----            -------------------     --------------------    --------------    -------------------------
05/03/93        10000                   10000                   10000             10000
06/30/93        10168                   10224.31                10027.78          10226.29
09/30/93        10566                   10569.89                10076.39          10580.47
12/31/93        10659                   10718.34                10125             10701.28
03/31/94        10076                   10129.93                10222.22          10198.6
06/30/94        9918                    10241.34                10277.78          10276.39
09/30/94        9945                    10311.83                10375             10334.73
12/31/94        9772                    10164.28                10395.83          10186.22
03/31/95        10457                   10882.62                10513.89          10873.36
06/30/95        10686                   11144.86                10590.28          11093.17
09/30/95        10872                   11465.05                10638.89          11362.49
12/31/95        11342                   11938.47                10659.72          11866.35
03/31/96        11201                   11794.8                 10812.5           11678.28
06/30/96        11248                   11885.01                10881.94          11756.61
07/31/96        11341                   11992.53                10902.78          11865.42
10/31/96        11606                   12294.8                 10993.06          12139.01
01/31/97        11751                   12490.74                11048.61          12308.31
04/30/97        11775                   12541.52                11125             12360.98
07/31/97        12345                   13222.22                11145.83          12990.16
10/31/97        12447                   13339.01                11222.22          13093.77
01/31/98        12790                   13753.58                11222.22          13484.13
04/30/98        12696                   13707.88                11284.72          13442.12
07/31/98        12864                   14014.63                11333.33          13667.22
10/31/98        13106                   14408.3                 11388.88          13953.3
01/31/99        13266                   14667.56                11409.72          14158.94
04/30/99        13283                   14660.09                11541.66          14158.06
07/31/99        13049                   14417.86                11576.38          13886.65
10/31/99        12506                   14153.22                11680.55          13471.82
01/31/00        12167                   14135.3                 11722.22          13352.88
04/30/00        12531                   14525.68                11895.83          13730.36
07/31/00        12918                   15039.42                12000             14174.94
10/31/00        13106                   15357.52                12083.33          14452.67
01/31/01        13240                   16013.14                12159.72          14952.11
04/30/01        13235                   16032.25                12284.72          14939.95
07/31/01        13964                   16554.95                12326.38          15474.2


Average Annual Total Return of Class B Shares of the Fund at 7/31/01(2)
1-Year 2.40%    5-Year 3.57%    Since Inception 4.13%


Class C
Amount invested:     10,000
Date invested:       08/29/95


                Value of Investment     Lehman Brothers         Consumer Price    Lipper Pennsylvania
Date            In Fund                 Municipal Bond Index    Index             Municipal Debt Fund Index
----            -------------------     --------------------    --------------    -------------------------
08/29/95        10000                   10000                   10000             10000
09/30/95        10109                   10063.18                10019.62          10062.63
12/31/95        10555                   10478.71                10039.24          10508.85
03/31/96        10420                   10352.61                10183.13          10342.29
06/30/96        10462                   10431.79                10248.53          10411.66
07/31/96        10539                   10526.16                10268.15          10508.03
10/31/96        10794                   10791.47                10353.17          10750.32
01/31/97        10917                   10963.45                10405.5           10900.25
04/30/97        10939                   11008.02                10477.44          10946.89
07/31/97        11470                   11605.49                10497.06          11504.09
10/31/97        11564                   11708                   10569             11595.85
01/31/98        11893                   12071.88                10569             11941.55
04/30/98        11797                   12031.77                10627.87          11904.35
07/31/98        11953                   12301.01                10673.65          12103.7
10/31/98        12177                   12646.55                10725.97          12357.05
01/31/99        12336                   12874.11                10745.59          12539.17
04/30/99        12352                   12867.55                10869.85          12538.38
07/31/99        12101                   12654.94                10902.56          12298.03
10/31/99        11576                   12422.66                11000.66          11930.65
01/31/00        11250                   12406.93                11039.9           11825.32
04/30/00        11555                   12749.58                11203.41          12159.61
07/31/00        11890                   13200.5                 11301.51          12553.34
10/31/00        12040                   13479.71                11379.99          12799.29
01/31/01        12142                   14055.16                11451.94          13241.6
04/30/01        12114                   14071.94                11569.66          13230.83
07/31/01        12758                   14530.72                11608.9           13703.96

Average Annual Total Return of Class C Shares of the Fund at 7/31/01(3)
1-Year 6.30%    5-Year 3.90%    Since Inception 4.20%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/91 for Class A, 4/30/93 for Class B, and 8/31/95 for Class C. During the period, the Manager voluntarily agreed to waive a portion of its management fee. Absent that voluntary waiver, the Fund's total returns would have been less. The Manager withdrew that voluntary waiver effective 6/1/00.
1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total return is shown net of the applicable 5% (1-year) and 2% (5-year) contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total return for the 1-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.

8 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Financials



9 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2001

   Principal                                                                                                 Market Value
      Amount                                                                  Coupon          Maturity         See Note 1
===========================================================================================================================
 Municipal Bonds and Notes--97.2%
---------------------------------------------------------------------------------------------------------------------------
 Pennsylvania--90.0%
  $   35,000   Allegheny County Greater Pittsburgh International Airport       5.625%       01/01/2023         $   35,539
---------------------------------------------------------------------------------------------------------------------------
   1,845,000   Allegheny County Greater Pittsburgh International Airport       6.625        01/01/2022          1,907,785
---------------------------------------------------------------------------------------------------------------------------
      30,000   Allegheny County HDA (Children's Hospital Pittsburgh)           6.750        07/01/2008             30,486
---------------------------------------------------------------------------------------------------------------------------
     200,000   Allegheny County HDA (Children's Hospital Pittsburgh)           6.875        07/01/2014            202,640
---------------------------------------------------------------------------------------------------------------------------
     500,000   Allegheny County HDA (Ohio Valley General Hospital)             5.875        04/01/2011            479,160
---------------------------------------------------------------------------------------------------------------------------
     280,000   Allegheny County HDA (Presbyterian University Health Center)    6.000        11/01/2023            288,884
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   Allegheny County HDA (The Covenant at South Hills)              8.625        02/01/2021          1,536,795
---------------------------------------------------------------------------------------------------------------------------
   1,400,000   Allegheny County HDA (West Penn Allegheny Health System)        6.500        11/15/2030          1,563,758
---------------------------------------------------------------------------------------------------------------------------
      10,000   Allegheny County HDA (West Penn Allegheny Health System)        9.250        11/15/2015             10,432
---------------------------------------------------------------------------------------------------------------------------
   7,870,000   Allegheny County HDA (West Penn Allegheny Health System)        9.250        11/15/2030          8,159,931
---------------------------------------------------------------------------------------------------------------------------
   1,900,000   Allegheny County HDA RITES(1)                                  15.678(2)     11/15/2030          2,788,934
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Allegheny County HEBA (Robert Morris College)                   6.250        02/15/2026          2,032,580
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allegheny County HEBA (Thiel College)                           5.375        11/15/2029            978,570
---------------------------------------------------------------------------------------------------------------------------
      65,000   Allegheny County IDA (Airport Special Facilities/US Airways)    8.875        03/01/2021             64,426
---------------------------------------------------------------------------------------------------------------------------
     130,000   Allegheny County IDA (USX Corp.)                                5.500        12/01/2029            122,361
---------------------------------------------------------------------------------------------------------------------------
     115,000   Allegheny County IDA (USX Corp.)                                5.600        09/01/2030            109,763
---------------------------------------------------------------------------------------------------------------------------
     165,000   Allegheny County IDA (USX Corp.)                                6.700        12/01/2020            170,115
---------------------------------------------------------------------------------------------------------------------------
      10,000   Allegheny County Residential Finance Authority                  5.625        11/01/2023             10,108
---------------------------------------------------------------------------------------------------------------------------
      25,000   Allegheny County Residential Finance Authority                  6.600        11/01/2014             25,754
---------------------------------------------------------------------------------------------------------------------------
      25,000   Allegheny County Residential Finance Authority                  7.400        12/01/2022             25,531
---------------------------------------------------------------------------------------------------------------------------
      50,000   Allegheny County Sanitation Authority                           6.500        12/01/2011             50,587
---------------------------------------------------------------------------------------------------------------------------
      15,000   Allegheny County Sanitation Authority                           6.500        06/01/2013             15,176
---------------------------------------------------------------------------------------------------------------------------
      50,000   Armstrong County HA (St. Francis Health Care Services)          6.750        08/15/2012             52,003
---------------------------------------------------------------------------------------------------------------------------
     200,000   Bangor Area School District GO                                  6.500        03/01/2007            200,632
---------------------------------------------------------------------------------------------------------------------------
      40,000   Beaver County IDA (Colt Industries/J&L Specialty Steel)         7.000        06/01/2008             40,300
---------------------------------------------------------------------------------------------------------------------------
      75,000   Beaver County IDA (J&L Special Products Corp.)                  6.600        09/01/2010             75,555
---------------------------------------------------------------------------------------------------------------------------
      65,000   Beaver County IDA (J. Ray McDermott & Company)                  6.800        02/01/2009             61,133
---------------------------------------------------------------------------------------------------------------------------
      20,000   Beaver County IDA (St. Joe Minerals Corp.)                      6.000        05/01/2007             20,022
---------------------------------------------------------------------------------------------------------------------------
     130,000   Beaver County IDA (Toledo Edison Company)                       7.625        05/01/2020            140,202
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Beaver County IDA (Toledo Edison Company)                       7.750        05/01/2020          2,180,100
---------------------------------------------------------------------------------------------------------------------------
      10,000   Beaver County IDA (Toledo Edison Company)                       7.750        05/01/2020             10,900
---------------------------------------------------------------------------------------------------------------------------
      75,000   Bensalem Township (Water & Sewer)                               6.500        12/01/2014             77,197
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Berks County GO MVRICS                                          9.620(2)     11/10/2020          1,130,000
---------------------------------------------------------------------------------------------------------------------------
      75,000   Berks County IDA (Construction Fasteners)                       6.400        03/01/2015             75,060
---------------------------------------------------------------------------------------------------------------------------
   1,300,000   Bucks County IDA (Chandler Hall Health Care Facility)           6.300        05/01/2029          1,113,437
---------------------------------------------------------------------------------------------------------------------------
     100,000   Bucks County IDA (USX Corp.)                                    5.600        03/01/2033             95,035
---------------------------------------------------------------------------------------------------------------------------
     255,000   Cambria County IDA (Bethlehem Steel Corp.)                      7.500        09/01/2015            130,336
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   Carbon County IDA (Panther Creek Partners)                      6.650        05/01/2010          1,555,110
---------------------------------------------------------------------------------------------------------------------------
       5,000   Charleroi Area School Authority, Series C                       5.750        11/15/2013              5,167
---------------------------------------------------------------------------------------------------------------------------
   2,525,000   Chester Guaranteed Host Community, Series B                     5.800        12/01/2013          2,636,984
---------------------------------------------------------------------------------------------------------------------------
     370,000   Columbia County Hospital Authority (Bloomsburg Hospital)        5.900        06/01/2029            312,480
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cumberland County Municipal Authority (Presbyterian Homes)      6.000        12/01/2017             23,727
---------------------------------------------------------------------------------------------------------------------------
     135,000   Cumberland County Municipal Authority (Presbyterian Homes)      6.000        12/01/2026            137,666


10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


   Principal                                                                                                 Market Value
      Amount                                                                  Coupon          Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Pennsylvania  Continued
  $  200,000   Delaware County Authority (Dunwoody Village)                    6.125%       04/01/2020         $  207,044
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Delaware County Authority (Dunwoody Village)                    6.250        04/01/2030          1,034,690
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Delaware County Authority (Neumann College)                     6.000        10/01/2031          2,508,050
---------------------------------------------------------------------------------------------------------------------------
     230,000   Delaware County Authority (Villanova University)                6.900        08/01/2016            230,727
---------------------------------------------------------------------------------------------------------------------------
     750,000   Delaware County Authority (White Horse Village)                 7.625        07/01/2030            779,032
---------------------------------------------------------------------------------------------------------------------------
      15,000   Delaware County Regional Water & Sewer
               Quality Control Authority                                       7.000        05/01/2012             15,034
---------------------------------------------------------------------------------------------------------------------------
      45,000   Ferndale Area School District GO                                6.750        07/15/2009             45,146
---------------------------------------------------------------------------------------------------------------------------
      25,000   Gettysburg Municipal Authority (Gettysburg College)             6.500        02/15/2006             25,449
---------------------------------------------------------------------------------------------------------------------------
      50,000   Greensburg Salem School District GO                             6.350        09/15/2012             51,843
---------------------------------------------------------------------------------------------------------------------------
     250,000   Jeannette Health Services Authority
               (Jeannette District Memorial Hospital)                          6.000        11/01/2018            233,197
---------------------------------------------------------------------------------------------------------------------------
   1,040,000   Lake Lehman School District GO                                  0.000        04/01/2030            220,782
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   Lancaster County IDA (Garden Spot Village)                      7.625        05/01/2031          1,674,832
---------------------------------------------------------------------------------------------------------------------------
       5,000   Langhorne Manor HEHA (Woods School District)                    6.600        11/15/2010              5,135
---------------------------------------------------------------------------------------------------------------------------
     130,000   Lawrence County IDA (PA Power & Light Company)                  7.150        03/01/2017            132,705
---------------------------------------------------------------------------------------------------------------------------
     440,000   Lebanon County Health Facilities Authority
               (Pleasant View Retirement Community)                            6.625        12/15/2029            427,909
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lehigh County GPA (Bible Fellowship Church Home)                6.000        12/15/2023            847,940
---------------------------------------------------------------------------------------------------------------------------
     500,000   Lehigh County GPA (Kidspeace Obligated Group)                   5.700        11/01/2009            479,505
---------------------------------------------------------------------------------------------------------------------------
     915,000   Lehigh County GPA (Kidspeace Obligated Group)                   5.800        11/01/2012            855,342
---------------------------------------------------------------------------------------------------------------------------
   6,185,000   Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2018          5,564,583
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2023            872,720
---------------------------------------------------------------------------------------------------------------------------
      20,000   Lehigh County GPA (St. Luke's Hospital)                         6.250        07/01/2022             20,627
---------------------------------------------------------------------------------------------------------------------------
      70,000   Lehigh County IDA (PA Power & Light Company)                    6.150        08/01/2029             74,495
---------------------------------------------------------------------------------------------------------------------------
      60,000   Lehigh County IDA (PA Power & Light Company)                    6.400        11/01/2021             63,183
---------------------------------------------------------------------------------------------------------------------------
      60,000   Lehigh County IDA (PA Power & Light Company)                    6.400        09/01/2029             65,070
---------------------------------------------------------------------------------------------------------------------------
      25,000   Luzerne County IDA (PA Gas & Water Company)                     7.125        12/01/2022             26,141
---------------------------------------------------------------------------------------------------------------------------
      10,000   Luzerne County IDA (PA Gas & Water Company)                     7.125        12/01/2022             10,673
---------------------------------------------------------------------------------------------------------------------------
     525,000   Luzerne County IDA (PA Gas & Water Company)                     7.200        10/01/2017            548,068
---------------------------------------------------------------------------------------------------------------------------
      10,000   McKean County IDA (Kmart Corp.)                                 6.875        04/01/2004             10,142
---------------------------------------------------------------------------------------------------------------------------
     700,000   Montgomery County HEHA (Philadelphia Geriatric Center)          7.375        12/01/2030            701,351
---------------------------------------------------------------------------------------------------------------------------
      50,000   Montgomery County HEHA (Temple Continuing Care Center)          6.625        07/01/2019             44,818
---------------------------------------------------------------------------------------------------------------------------
   3,150,000   Montgomery County HEHA (Temple Continuing Care Center)          6.750        07/01/2029          2,759,746
---------------------------------------------------------------------------------------------------------------------------
     370,000   Montgomery County IDA (ACTS/BPE Obligated Group)                5.750        11/15/2017            372,479
---------------------------------------------------------------------------------------------------------------------------
     215,000   Montgomery County IDA (ACTS/BPE Obligated Group)                5.875        11/15/2022            216,561
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   Montgomery County IDA (Meadowood Corp.)                         6.250        12/01/2017          1,621,638
---------------------------------------------------------------------------------------------------------------------------
     140,000   Montgomery County IDA (Philadelphia Electric Company)           6.700        12/01/2021            144,305
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Montgomery County IDA (Wordsworth Academy)                      8.000        09/01/2024          2,103,240
---------------------------------------------------------------------------------------------------------------------------
   1,725,000   Montgomery County IDA Resource Recovery                         7.500        01/01/2012          1,806,299
---------------------------------------------------------------------------------------------------------------------------
     445,000   North Penn HHEA (Maple Village)                                 7.800        10/01/2024            445,481
---------------------------------------------------------------------------------------------------------------------------
     705,000   North Penn HHEA (Maple Village)                                 8.000        10/01/2032            709,026
---------------------------------------------------------------------------------------------------------------------------
      20,000   Northampton County Hospital Authority (Easton Hospital)         6.350        01/01/2006             21,007


11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                  Coupon          Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Pennsylvania  Continued
  $   25,000   Northampton County Hospital Authority (Easton Hospital)         7.875%       01/01/2019         $   25,097
---------------------------------------------------------------------------------------------------------------------------
     580,000   Northampton County IDA (Bethlehem Steel Corp.)                  7.550        06/01/2017            296,426
---------------------------------------------------------------------------------------------------------------------------
      10,000   Northampton County IDA (Citizens Utilities Company)             6.950        08/01/2015             10,012
---------------------------------------------------------------------------------------------------------------------------
      50,000   Northampton County IDA (Metropolitan Edison Company)            6.100        07/15/2021             53,241
---------------------------------------------------------------------------------------------------------------------------
      25,000   Northeastern PA HEA (Kings College)                             6.000        07/15/2018             25,376
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   PA EDFA (Colver)                                                7.125        12/01/2015          1,559,955
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA EDFA (Colver)                                                7.150        12/01/2018          2,068,460
---------------------------------------------------------------------------------------------------------------------------
   7,700,000   PA EDFA (National Gypsum Company)                               6.125        11/02/2027          5,424,804
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   PA EDFA (National Gypsum Company)                               6.250        11/01/2027          2,867,720
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA EDFA (Northampton Generating)                                6.400        01/01/2009          1,003,740
---------------------------------------------------------------------------------------------------------------------------
   1,450,000   PA EDFA (Northampton Generating)                                6.500        01/01/2013          1,456,511
---------------------------------------------------------------------------------------------------------------------------
     640,000   PA EDFA (Silverson-Hanover Corp.)                               7.850        04/01/2002            643,354
---------------------------------------------------------------------------------------------------------------------------
   2,235,000   PA EDFA (Sun Company)                                           7.600        12/01/2024          2,396,613
---------------------------------------------------------------------------------------------------------------------------
      35,000   PA Finance Authority Municipal Capital Improvements Program     6.600        11/01/2009             37,782
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   PA HEFA (CA University of PA Student Association)               6.750        09/01/2020          1,580,085
---------------------------------------------------------------------------------------------------------------------------
     740,000   PA HEFA (College of Science & Agriculture)                      5.250        04/15/2012            727,168
---------------------------------------------------------------------------------------------------------------------------
      15,000   PA HEFA (College of Science & Agriculture)                      5.250        04/15/2018             14,025
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA HEFA (College of Science & Agriculture)                      5.350        04/15/2028          1,825,600
---------------------------------------------------------------------------------------------------------------------------
   1,800,000   PA HEFA (Geneva College)                                        5.375        04/01/2023          1,679,904
---------------------------------------------------------------------------------------------------------------------------
   2,360,000   PA HEFA (Geneva College)                                        5.450        04/01/2018          2,283,300
---------------------------------------------------------------------------------------------------------------------------
   1,095,000   PA HEFA (Gwynedd-Mercy College)                                 5.450        11/01/2026          1,094,157
---------------------------------------------------------------------------------------------------------------------------
     880,000   PA HEFA (Gwynedd-Mercy College)                                 5.500        11/01/2031            882,226
---------------------------------------------------------------------------------------------------------------------------
      45,000   PA HEFA (Philadelphia University)                               6.100        06/01/2030             47,839
---------------------------------------------------------------------------------------------------------------------------
       5,000   PA HEFA (Temple University)                                     7.400        10/01/2010              5,017
---------------------------------------------------------------------------------------------------------------------------
     305,000   PA HEFA (Thomas Jefferson University)                           6.625        08/15/2009            322,452
---------------------------------------------------------------------------------------------------------------------------
      35,000   PA HEFA (University of PA Health Services)                      5.750        01/01/2017             35,438
---------------------------------------------------------------------------------------------------------------------------
      10,000   PA HEFA (University of PA Presbyterian Medical Center)          5.875        01/01/2015             10,257
---------------------------------------------------------------------------------------------------------------------------
     300,000   PA HEFA (University of the Arts)                                5.625        03/15/2025            304,479
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   PA HEFA (UPMC Health System)                                    6.000        01/15/2022          7,810,050
---------------------------------------------------------------------------------------------------------------------------
       5,000   PA HFA (Multifamily FHA Mtg.)                                   9.375        08/01/2010              5,100
---------------------------------------------------------------------------------------------------------------------------
      10,000   PA HFA (Rental Hsg.)                                            5.750        07/01/2014             10,317
---------------------------------------------------------------------------------------------------------------------------
   3,065,000   PA HFA (Rental Hsg.)                                            5.800        07/01/2018          3,144,292
---------------------------------------------------------------------------------------------------------------------------
      15,000   PA HFA (Rental Hsg.)                                            6.400        07/01/2012             15,503
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA HFA (Single Family Mtg.) RITES(1)                           13.112(2)     10/01/2018          2,302,200
---------------------------------------------------------------------------------------------------------------------------
      45,000   PA HFA (Single Family Mtg.), Series 30                          7.200        10/01/2011             45,998
---------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 31A                         6.800        10/01/2002             25,356
---------------------------------------------------------------------------------------------------------------------------
       5,000   PA HFA (Single Family Mtg.), Series 31A                         6.800        10/01/2017              5,088
---------------------------------------------------------------------------------------------------------------------------
     360,000   PA HFA (Single Family Mtg.), Series 31A                         7.000        10/01/2005            367,837
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA HFA (Single Family Mtg.), Series 31A RIBS                   11.049(2)     10/03/2023          1,043,750
---------------------------------------------------------------------------------------------------------------------------
      15,000   PA HFA (Single Family Mtg.), Series 32                          7.150        04/01/2015             15,338
---------------------------------------------------------------------------------------------------------------------------
     950,000   PA HFA (Single Family Mtg.), Series 33                          6.900        04/01/2017            997,415
---------------------------------------------------------------------------------------------------------------------------
     425,000   PA HFA (Single Family Mtg.), Series 34A                         6.850        04/01/2016            437,397
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   PA HFA (Single Family Mtg.), Series 34B                         7.000        04/01/2024          1,541,520


12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

   Principal                                                                                                 Market Value
      Amount                                                                  Coupon          Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Pennsylvania  Continued
  $   15,000   PA HFA (Single Family Mtg.), Series 37B                         5.600%       10/01/2025         $   14,940
---------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 39A                         6.600        04/01/2017             26,085
---------------------------------------------------------------------------------------------------------------------------
      15,000   PA HFA (Single Family Mtg.), Series 39B                         6.750        04/01/2016             15,716
---------------------------------------------------------------------------------------------------------------------------
   3,020,000   PA HFA (Single Family Mtg.), Series 39B                         6.875        10/01/2024          3,174,050
---------------------------------------------------------------------------------------------------------------------------
   2,030,000   PA HFA (Single Family Mtg.), Series 40                          6.800        10/01/2015          2,126,831
---------------------------------------------------------------------------------------------------------------------------
     175,000   PA HFA (Single Family Mtg.), Series 40                          6.900        04/01/2025            183,967
---------------------------------------------------------------------------------------------------------------------------
      10,000   PA HFA (Single Family Mtg.), Series 41B                         6.300        04/01/2009             10,233
---------------------------------------------------------------------------------------------------------------------------
      10,000   PA HFA (Single Family Mtg.), Series 41B                         6.450        10/01/2012             10,332
---------------------------------------------------------------------------------------------------------------------------
     160,000   PA HFA (Single Family Mtg.), Series 41B                         6.650        04/01/2025            167,618
---------------------------------------------------------------------------------------------------------------------------
      15,000   PA HFA (Single Family Mtg.), Series 42                          6.750        10/01/2014             15,702
---------------------------------------------------------------------------------------------------------------------------
     205,000   PA HFA (Single Family Mtg.), Series 42                          6.850        04/01/2025            215,654
---------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 43                          6.950        04/01/2007             26,072
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA HFA (Single Family Mtg.), Series 44C                         6.650        10/01/2021          1,064,210
---------------------------------------------------------------------------------------------------------------------------
     320,000   PA HFA (Single Family Mtg.), Series 46                          6.300        10/01/2027            333,309
---------------------------------------------------------------------------------------------------------------------------
      40,000   PA HFA (Single Family Mtg.), Series 47                          5.700        10/01/2026             40,686
---------------------------------------------------------------------------------------------------------------------------
      55,000   PA HFA (Single Family Mtg.), Series 50B                         6.350        10/01/2027             57,894
---------------------------------------------------------------------------------------------------------------------------
      70,000   PA HFA (Single Family Mtg.), Series 51                          6.300        10/01/2015             72,779
---------------------------------------------------------------------------------------------------------------------------
      60,000   PA HFA (Single Family Mtg.), Series 51                          6.375        04/01/2028             62,755
---------------------------------------------------------------------------------------------------------------------------
     140,000   PA HFA (Single Family Mtg.), Series 52B                         6.250        10/01/2024            146,178
---------------------------------------------------------------------------------------------------------------------------
     500,000   PA HFA (Single Family Mtg.), Series 53A                         6.000        10/01/2015            526,995
---------------------------------------------------------------------------------------------------------------------------
     110,000   PA HFA (Single Family Mtg.), Series 53A                         6.050        04/01/2018            114,897
---------------------------------------------------------------------------------------------------------------------------
      30,000   PA HFA (Single Family Mtg.), Series 53A                         6.150        10/01/2024             31,316
---------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 54A                         6.150        10/01/2022             26,127
---------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 56A                         6.050        10/01/2016             26,353
---------------------------------------------------------------------------------------------------------------------------
   1,075,000   PA HFA (Single Family Mtg.), Series 59A                         5.750        10/01/2023          1,102,348
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA HFA (Single Family Mtg.), Series 62A                         5.500        10/01/2022          1,012,290
---------------------------------------------------------------------------------------------------------------------------
   3,955,000   PA HFA (Single Family Mtg.), Series 63A                         0.000        04/01/2030            753,111
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA HFA (Single Family Mtg.), Series 69A                         6.250        04/01/2031          2,110,580
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   PA Higher Education Assistance Agency RIBS                      9.324(2)     03/01/2022          1,343,750
---------------------------------------------------------------------------------------------------------------------------
     180,000   PA Higher Education Assistance Agency, Series A                 7.050        10/01/2016            184,766
---------------------------------------------------------------------------------------------------------------------------
      25,000   PA Higher Education Assistance Agency, Series C                 6.400        03/01/2022             25,754
---------------------------------------------------------------------------------------------------------------------------
     140,000   PA Higher Education Assistance Agency, Series C                 7.150        09/01/2021            143,563
---------------------------------------------------------------------------------------------------------------------------
      70,000   PA Higher Education Assistance Agency, Series D                 6.050        01/01/2019             72,542
---------------------------------------------------------------------------------------------------------------------------
      20,000   PA State COP                                                    6.250        11/01/2006             20,561
---------------------------------------------------------------------------------------------------------------------------
     120,000   PA State COP                                                    6.250        11/01/2010            123,348
---------------------------------------------------------------------------------------------------------------------------
      45,000   PA State COP                                                    6.250        05/01/2016             46,235
---------------------------------------------------------------------------------------------------------------------------
     100,000   PA State GO                                                     6.375        09/15/2007            103,622
---------------------------------------------------------------------------------------------------------------------------
      35,000   PA State University                                             6.250        03/01/2011             36,348
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA Turnpike Authority(3)                                        5.500        07/15/2033          2,077,260
---------------------------------------------------------------------------------------------------------------------------
      50,000   PA Turnpike Authority                                           6.250        12/01/2011             51,586
---------------------------------------------------------------------------------------------------------------------------
      10,000   PA Turnpike Authority                                           6.500        12/01/2013             10,325
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Philadelphia Airport Authority for Industrial Devel. RITES(1)  11.070(2)     07/01/2022          2,160,360
---------------------------------------------------------------------------------------------------------------------------
     100,000   Philadelphia Airport System, Series A                           6.000        06/15/2015            105,652


13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                  Coupon          Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Pennsylvania  Continued
  $2,000,000   Philadelphia Gas Works RITES(1)                                10.978%(2)    08/01/2021       $  2,102,480
---------------------------------------------------------------------------------------------------------------------------
      60,000   Philadelphia Gas Works, Series 14                               6.375        07/01/2026             64,051
---------------------------------------------------------------------------------------------------------------------------
      40,000   Philadelphia H&HEFA (Frankford Hospital)                        6.000        06/01/2023             41,370
---------------------------------------------------------------------------------------------------------------------------
   2,845,000   Philadelphia H&HEFA (Jeanes Health System)                      6.600        07/01/2010          2,852,369
---------------------------------------------------------------------------------------------------------------------------
   1,050,000   Philadelphia H&HEFA (Jeanes Hospital)                           5.875        07/01/2017            982,485
---------------------------------------------------------------------------------------------------------------------------
      45,000   Philadelphia H&HEFA (Magee Rehabilitation Hospital)             7.000        12/01/2010             46,494
---------------------------------------------------------------------------------------------------------------------------
      15,000   Philadelphia H&HEFA (Temple University Hospital)                6.500        11/15/2008             15,585
---------------------------------------------------------------------------------------------------------------------------
   1,420,000   Philadelphia H&HEFA (Temple University Hospital)                6.625        11/15/2023          1,410,827
---------------------------------------------------------------------------------------------------------------------------
   4,450,000   Philadelphia IDA (Baptist Home of Philadelphia)                 5.600        11/15/2028          3,568,455
---------------------------------------------------------------------------------------------------------------------------
   3,150,000   Philadelphia IDA (First Mtg.--CPAP)                             6.125        04/01/2019          2,897,150
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   Philadelphia IDA (Greater Philadelphia Health Services Corp.)   5.300        02/01/2022          1,070,495
---------------------------------------------------------------------------------------------------------------------------
      25,000   Philadelphia IDA (The Franklin Institute)                       5.200        06/15/2018             23,421
---------------------------------------------------------------------------------------------------------------------------
   1,300,000   Philadelphia IDA (The Franklin Institute)                       5.200        06/15/2026          1,146,600
---------------------------------------------------------------------------------------------------------------------------
      20,000   Philadelphia Municipal Authority, Series B                      6.400        11/15/2016             20,697
---------------------------------------------------------------------------------------------------------------------------
      15,000   Philadelphia Redevelopment Authority                           10.250        06/01/2017             15,206
---------------------------------------------------------------------------------------------------------------------------
     120,000   Philadelphia Redevelopment Authority (FHA Title I Insured Loan) 6.100        06/01/2017            124,327
---------------------------------------------------------------------------------------------------------------------------
   2,100,000   Philadelphia Regional Port Authority MVRICS                     9.370(2)     09/01/2020          2,289,000
---------------------------------------------------------------------------------------------------------------------------
      10,000   Pittsburgh URA (FHA Insured Mtg.), Series C                     7.000        08/01/2006             10,258
---------------------------------------------------------------------------------------------------------------------------
     100,000   Pittsburgh URA (Multifamily FHA Mtg.), Series A                 9.250        12/01/2027            103,129
---------------------------------------------------------------------------------------------------------------------------
      10,000   Pittsburgh URA (Single Family GNMA Mtg.), Series D              7.300        12/01/2003             10,008
---------------------------------------------------------------------------------------------------------------------------
     510,000   Pittsburgh URA (Single Family Mtg.), Series B                   7.125        04/01/2015            520,975
---------------------------------------------------------------------------------------------------------------------------
      45,000   Pittsburgh URA Mtg., Series A                                   6.050        10/01/2026             46,682
---------------------------------------------------------------------------------------------------------------------------
     120,000   Pittsburgh URA Mtg., Series C                                   5.950        10/01/2029            123,902
---------------------------------------------------------------------------------------------------------------------------
   1,420,000   Pittsburgh URA Mtg., Series C                                   6.550        04/01/2028          1,470,126
---------------------------------------------------------------------------------------------------------------------------
      50,000   Pittsburgh URA Mtg., Series H                                   6.850        04/01/2016             51,029
---------------------------------------------------------------------------------------------------------------------------
      40,000   Plaines Township Sewer Authority                                6.550        04/01/2014             40,952
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Reading School District GO, Series A                            0.000        01/15/2017          1,301,370
---------------------------------------------------------------------------------------------------------------------------
   8,270,000   Reading School District GO, Series A                            0.000        01/15/2018          3,364,732
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Reading School District GO, Series A                            0.000        01/15/2021            671,160
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Reading School District GO, Series A                            0.000        01/15/2023            891,960
---------------------------------------------------------------------------------------------------------------------------
      50,000   Sayre Health Care Facilities (Guthrie Healthcare System)        7.000        03/01/2011             51,220
---------------------------------------------------------------------------------------------------------------------------
      60,000   Sayre Health Care Facilities (Guthrie Healthcare System)        7.100        03/01/2017             61,392
---------------------------------------------------------------------------------------------------------------------------
      10,000   Sayre Health Care Facilities (Guthrie Medical Center)           7.700        12/01/2015             10,154
---------------------------------------------------------------------------------------------------------------------------
     300,000   Sayre Health Care Facilities (Tioga Nursing Facility)           7.250        10/01/2010            302,124
---------------------------------------------------------------------------------------------------------------------------
     495,000   Schuylkill County IDA (Schuylkill Energy Resources)             6.500        01/01/2010            498,203
---------------------------------------------------------------------------------------------------------------------------
      50,000   Scranton-Lackawanna H&WA (Allied Services Institute)            6.200        08/15/2013             50,068
---------------------------------------------------------------------------------------------------------------------------
      95,000   St. Mary Hospital Authority (Catholic Health Initiatives)       5.000        12/01/2028             88,265
---------------------------------------------------------------------------------------------------------------------------
     100,000   University of Pittsburgh                                        6.250        06/01/2012            104,678
---------------------------------------------------------------------------------------------------------------------------
       5,000   Upper Darby Township GO                                         6.500        07/15/2018              5,145
---------------------------------------------------------------------------------------------------------------------------
   1,580,000   Westmoreland County IDA (Redstone Health Care Facilities)       5.850        11/15/2029          1,280,179
---------------------------------------------------------------------------------------------------------------------------
     500,000   Westmoreland County IDA (Redstone Health Care Facilities)       8.000        11/15/2023            505,825
---------------------------------------------------------------------------------------------------------------------------
       5,000   York City School District GO                                    5.700        03/01/2013              5,176
---------------------------------------------------------------------------------------------------------------------------
      30,000   York Hsg. Corp. Mtg., Series A                                  6.875        11/01/2009             30,491
                                                                                                             --------------
                                                                                                              155,351,490


14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


   Principal                                                                                                 Market Value
      Amount                                                                  Coupon          Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--7.2%
  $  675,000   Guam Water System                                               7.000%       07/01/2009       $    693,563
---------------------------------------------------------------------------------------------------------------------------
      60,000   Northern Marianas Islands, Series A                             6.000        06/01/2014             63,995
---------------------------------------------------------------------------------------------------------------------------
   5,400,000   Puerto Rico Children's Trust Fund (TASC)                        6.000        07/01/2026          5,726,592
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Puerto Rico GO YCN                                              8.384(2)     07/01/2008          1,063,750
---------------------------------------------------------------------------------------------------------------------------
      10,000   Puerto Rico HFC                                                 6.750        10/15/2013             10,282
---------------------------------------------------------------------------------------------------------------------------
      30,000   Puerto Rico HFC                                                 7.500        10/01/2015             31,206
---------------------------------------------------------------------------------------------------------------------------
      25,000   Puerto Rico Highway & Transportation Authority                  6.625        07/01/2012             26,169
---------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico Infrastructure                                      7.500        07/01/2009             35,490
---------------------------------------------------------------------------------------------------------------------------
      25,000   Puerto Rico Infrastructure                                      7.900        07/01/2007             25,373
---------------------------------------------------------------------------------------------------------------------------
      40,000   Puerto Rico Port Authority (American Airlines)                  6.250        06/01/2026             41,102
---------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico Port Authority (American Airlines)                  6.300        06/01/2023             35,653
---------------------------------------------------------------------------------------------------------------------------
     115,000   Puerto Rico Port Authority, Series D                            7.000        07/01/2014            119,439
---------------------------------------------------------------------------------------------------------------------------
     175,000   Puerto Rico Public Buildings Authority                          6.000        07/01/2012            175,432
---------------------------------------------------------------------------------------------------------------------------
   1,071,767   Puerto Rico Rio Grande Construction Equipment Lease(1,4,5)      8.000        12/10/2003            956,552
---------------------------------------------------------------------------------------------------------------------------
     315,000   Puerto Rico Urban Renewal & Hsg. Corp.                          7.875        10/01/2004            320,198
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   V.I. Public Finance Authority                                   6.125        10/01/2029          3,181,440
                                                                                                             --------------
                                                                                                               12,506,236
---------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $166,293,100)--97.2%                                                       167,857,726
---------------------------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities--2.8%                                                                          4,784,410
                                                                                                             --------------
 Net Assets--100.0%                                                                                          $172,642,136
                                                                                                             ==============

Footnotes to Statement of Investments

To simplify the listing of securities, abbreviations are used per the table below:

 ACTS      Adult Communities Total Services                        HEBA      Higher Education Building Authority
 BPE       Brittany Pointe Estates                                 HEFA      Higher Educational Facilities Authority
 COP       Certificates of Participation                           HEHA      Higher Education and Health Authority
 CPAP      Crime Prevention Association of Philadelphia            HFA       Housing Finance Agency
 EDFA      Economic Development Finance Authority                  HFC       Housing Finance Corporation
 FHA       Federal Housing Authority                               HHEA      Health, Hospital and Education Authority
 GNMA      Government National Mortgage Association                IDA       Industrial Development Authority
 GO        General Obligation                                      MVRICS    Municipal Variable Rate Inverse Class Securities
 GPA       General Purpose Authority                               RIBS      Residual Interest Bonds
 H&HEFA    Hospitals and Higher Education Facilities Authority     RITES     Residual Interest Tax Exempt Security
 H&WA      Health and Welfare Authority                            TASC      Tobacco Settlement Asset-Backed Bonds
 HA        Hospital Authority                                      URA       Urban Redevelopment Authority
 HDA       Hospital Development Authority                          V.I.      United States Virgin Islands
 HEA       Hospital and Education Authority                        YCN       Yield Curve Note

1. Illiquid security--See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater"--See Note 1 of Notes to Financial Statements.
3. When-issued security or forward purchase commitment to be delivered and settled after July 31, 2001.
4. Issuer is in default.
5. Non-income-accruing security.

As of July 31, 2001, securities subject to the alternative minimum tax amount to $42,076,621 or 24.37% of the Fund's net assets.

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS  Continued

================================================================================
 Industry Concentrations  July 31, 2001

 Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                       Market Value            Percent
--------------------------------------------------------------------------------
 Higher Education                               $ 24,562,898               14.6%
 Single Family Housing                            22,296,362               13.3
 Adult Living Facilities                          20,060,375               12.0
 Hospital/Healthcare                              20,050,121               11.9
 Nonprofit Organization                           15,013,055                8.9
 Resource Recovery                                12,344,890                7.4
 Manufacturing, Durable Goods                      8,997,011                5.4
 Education                                         6,763,104                4.0
 Marine/Aviation Facilities                        6,758,956                4.0
 Special Assessment                                5,726,592                3.4
 General Obligation                                5,003,495                3.0
 Multifamily Housing                               4,079,011                2.4
 Pollution Control                                 3,671,637                2.2
 Sales Tax Revenue                                 3,280,085                2.0
 Gas Utilities                                     2,166,531                1.3
 Highways/Railways                                 2,165,340                1.3
 Student Loans                                     1,770,375                1.1
 Other                                             3,147,888                1.8
                                                --------------------------------
                                                $167,857,726              100.0%
                                                ================================

================================================================================
 Summary of Ratings  July 31, 2001 / Unaudited

 Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

 Rating                                                                 Percent
--------------------------------------------------------------------------------
 AAA                                                                       20.7%
 AA                                                                        19.2
 A                                                                         10.7
 BBB                                                                       27.4
 BB                                                                         4.7
 B                                                                          4.9
 CCC                                                                        0.0
 CC                                                                         0.0
 C                                                                          0.0
 Not Rated                                                                 12.4
                                                                          ------
                                                                          100.0%
                                                                          ======

 Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 STATEMENT OF ASSETS AND LIABILITIES  July 31, 2001

===========================================================================================================================
 Assets

 Investments, at value (cost $166,293,100)--see accompanying statement                                       $167,857,726
---------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                             249,800
---------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                               4,988,400
 Interest                                                                                                       2,644,646
 Shares of beneficial interest sold                                                                             1,875,868
 Other                                                                                                             30,889
                                                                                                             --------------
 Total assets                                                                                                 177,647,329

===========================================================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased (including $2,076,666 purchased
 on a when-issued or forward commitment basis)                                                                  2,408,405
 Note payable to bank (interest rate 4.50% at July 31, 2001)                                                    1,600,000
 Dividends                                                                                                        515,885
 Shares of beneficial interest redeemed                                                                           327,442
 Trustees' compensation                                                                                            62,538
 Shareholder reports                                                                                               38,340
 Distribution and service plan fees                                                                                20,465
 Transfer and shareholder servicing agent fees                                                                        764
 Other                                                                                                             31,354
                                                                                                             --------------
 Total liabilities                                                                                              5,005,193

===========================================================================================================================
 Net Assets                                                                                                  $172,642,136
                                                                                                             ==============

===========================================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                                             $176,233,289
---------------------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                                           (447,077)
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                                               (4,708,702)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                                                      1,564,626
                                                                                                             --------------
 Net Assets                                                                                                  $172,642,136
                                                                                                             ==============

===========================================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $100,222,260 and 8,742,310 shares of beneficial interest outstanding)                                             $11.46
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                                       $12.03
---------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,926,341
 and 4,618,337 shares of beneficial interest outstanding)                                                          $11.46
---------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,493,535
 and 1,701,966 shares of beneficial interest outstanding)                                                          $11.45

 See accompanying Notes to Financial Statements.


17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2001

===========================================================================================================================
 Investment Income

 Interest                                                                                                     $ 8,081,710

===========================================================================================================================
 Expenses

 Management fees                                                                                                  718,004
---------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                          111,960
 Class B                                                                                                          287,317
 Class C                                                                                                           97,840
---------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                                                  64,313
---------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                     62,339
---------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                               49,496
---------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                       18,980
---------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                             32,890
                                                                                                              -------------
 Total expenses                                                                                                 1,443,139
 Less reduction to custodian expenses                                                                             (15,957)
                                                                                                              -------------
 Net expenses                                                                                                   1,427,182

===========================================================================================================================
 Net Investment Income                                                                                          6,654,528

===========================================================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on investments                                                                       (1,078,005)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                                            4,502,489
                                                                                                              -------------
 Net realized and unrealized gain (loss)                                                                        3,424,484

===========================================================================================================================
 Net Increase in Net Assets Resulting from Operations                                                         $10,079,012
                                                                                                              =============

 See accompanying Notes to Financial Statements.


18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                                                                2001             2000
===========================================================================================================================
 Operations

 Net investment income (loss)                                                               $  6,654,528     $  5,373,340
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                                     (1,078,005)      (2,078,025)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                          4,502,489       (4,958,174)
                                                                                            -------------------------------
 Net increase (decrease) in net assets resulting from operations                              10,079,012       (1,662,859)

===========================================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                                      (4,783,165)      (3,934,408)
 Class B                                                                                      (1,734,007)      (1,086,946)
 Class C                                                                                        (590,401)        (282,650)

===========================================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                                      34,191,262       (3,393,495)
 Class B                                                                                      30,306,379         (944,328)
 Class C                                                                                      12,533,212        1,119,024

===========================================================================================================================
 Net Assets

 Total increase (decrease)                                                                    80,002,292      (10,185,662)
---------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                          92,639,844      102,825,506
                                                                                            -------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $(447,077) and $5,968, respectively]                              $172,642,136     $ 92,639,844
                                                                                            ===============================

 See accompanying Notes to Financial Statements.


19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A        Year Ended July 31,                                   2001         2000        1999          1998       1997
==============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                               $11.28       $12.08      $12.42        $12.45     $12.01
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .67          .67         .63           .61        .70
 Net realized and unrealized gain (loss)                               .21         (.81)       (.37)           --        .43
                                                                    ----------------------------------------------------------
 Total income (loss) from investment operations                        .88         (.14)        .26           .61       1.13
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.70)        (.66)       (.60)         (.64)      (.69)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $11.46       $11.28      $12.08        $12.42     $12.45
                                                                    ==========================================================

==============================================================================================================================
 Total Return, at Net Asset Value(1)                                  8.10%       (1.00)%      2.01%         4.99%      9.68%

==============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                         $100,222      $64,336     $72,794       $68,720    $68,280
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $ 77,048      $67,252     $71,835       $69,202    $65,710
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                5.84%        5.93%       5.03%         4.82%      5.79%
 Expenses                                                             0.94%        1.10%       0.95%         1.00%(3)   0.93%(3)
 Expenses, net of interest expense, and reduction
 to excess and custodian expenses                                     0.87%        0.93%       0.90%         0.93%      0.90%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                58%          98%         37%           35%        22%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.


20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 Class B        Year Ended July 31,                                   2001         2000        1999          1998       1997
==============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                               $11.27       $12.07      $12.42        $12.45     $12.01
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .59          .58         .53           .52        .61
 Net realized and unrealized gain (loss)                               .22         (.81)       (.38)           --        .42
                                                                    ----------------------------------------------------------
 Total income (loss) from investment operations                        .81         (.23)        .15           .52       1.03
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.62)        (.57)       (.50)         (.55)      (.59)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $11.46       $11.27      $12.07        $12.42     $12.45
                                                                    ==========================================================

==============================================================================================================================
 Total Return, at Net Asset Value(1)                                  7.40%       (1.75)%      1.16%         4.20%      8.86%

==============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                          $52,926      $21,696     $24,206       $22,124    $19,339
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $32,037      $21,368     $23,845       $20,969    $17,243
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                5.03%        5.16%       4.26%         4.10%      5.02%
 Expenses                                                             1.68%        1.96%       1.80%         1.75%(3)   1.78%(3)
 Expenses, net of interest expense, and reduction
 to excess and custodian expenses                                     1.62%        1.68%       1.65%         1.68%      1.65%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                58%          98%         37%           35%        22%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.


21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C        Year Ended July 31,                                   2001         2000        1999          1998       1997
==============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                               $11.27       $12.07      $12.41        $12.44     $12.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .57          .57         .53           .51        .60
 Net realized and unrealized gain (loss)                               .23         (.80)       (.37)           --        .43
                                                                    ----------------------------------------------------------
 Total income (loss) from investment operations                        .80         (.23)        .16           .51       1.03
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.62)        (.57)       (.50)         (.54)      (.59)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $11.45       $11.27      $12.07        $12.41     $12.44
                                                                    ==========================================================

==============================================================================================================================
 Total Return, at Net Asset Value(1)                                  7.30%       (1.75)%      1.25%         4.20%      8.84%

==============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                          $19,494       $6,607      $5,826        $5,198     $2,611
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $10,913       $5,542      $5,867        $4,063     $1,390
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                5.01%        5.16%       4.26%         4.28%      4.99%
 Expenses                                                             1.68%        1.95%       1.80%         1.76%(3)   1.79%(3)
 Expenses, net of interest expense, and reduction
 to excess and custodian expenses                                     1.62%        1.68%       1.65%         1.67%      1.66%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                58%          98%         37%           35%        22%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.

22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2001, the Fund had entered into outstanding net when-issued or forward commitments of $2,076,666.
--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed-rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $16,224,224 as of July 31, 2001. Including the effect of leverage, inverse floaters represent 17.68% of the Fund's total assets as of July 31, 2001.
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2001, securities with an aggregate market value of $956,552, representing 0.55% of the Fund's net assets, were in default.


23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

        Expiring
        ------------------------------------------------
        2002                                  $  834,493
        ------------------------------------------------
        2003                                     290,707
        ------------------------------------------------
        2004                                      27,458
        ------------------------------------------------
        2006                                     292,959
        ------------------------------------------------
        2007                                     106,698
        ------------------------------------------------
        2008                                     321,862
        ------------------------------------------------
        2009                                   2,177,266
                                              ----------
        Total capital loss carryover          $4,051,443
                                              ==========

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2001, the Fund's projected benefit obligations were decreased by $43,483 and payments of $2,372 were made to retired trustees, resulting in an accumulated liability of $24,568 as of July 31, 2001.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
      There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.


24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            Year Ended July 31, 2001              Year Ended July 31, 2000
                                                             Shares           Amount              Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
 Class A
 Sold                                                     3,777,756     $ 42,526,488           1,513,143      $ 17,156,475
 Dividends and/or distributions reinvested                  219,466        2,474,677             205,734         2,324,177
 Redeemed                                                  (959,842)     (10,809,903)         (2,041,709)      (22,874,147)
                                                          -----------------------------------------------------------------
 Net increase (decrease)                                  3,037,380     $ 34,191,262            (322,832)     $ (3,393,495)
                                                          =================================================================

---------------------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                                     3,044,797     $ 34,261,850             625,212      $  7,034,655
 Dividends and/or distributions reinvested                   79,028          890,543              52,212           589,440
 Redeemed                                                  (430,079)      (4,846,014)           (757,637)       (8,568,423)
                                                          -----------------------------------------------------------------
 Net increase (decrease)                                  2,693,746     $ 30,306,379             (80,213)     $   (944,328)
                                                          =================================================================

---------------------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                                     1,363,466     $ 15,314,293             333,624      $  3,727,992
 Dividends and/or distributions reinvested                   37,913          426,980              18,259           205,216
 Redeemed                                                  (285,823)      (3,208,061)           (248,221)       (2,814,184)
                                                          -----------------------------------------------------------------
 Net increase (decrease)                                  1,115,556     $ 12,533,212             103,662      $  1,119,024
                                                          =================================================================

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $136,327,634 and $69,550,156, respectively.

 As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $166,293,100 was:

                Gross unrealized appreciation              $ 6,437,838
                Gross unrealized depreciation               (4,873,212)
                                                           -----------
                Net unrealized appreciation (depreciation) $ 1,564,626
                                                           ===========


25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended July 31, 2001, was $718,004, or 0.60% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  Aggregate            Class A        Commissions         Commissions         Commissions
                                  Front-End          Front-End         on Class A          on Class B          on Class C
                              Sales Charges      Sales Charges             Shares              Shares              Shares
                                 on Class A        Retained by        Advanced by         Advanced by         Advanced by
 Year Ended                          Shares        Distributor        Distributor(1)      Distributor(1)      Distributor(1)
---------------------------------------------------------------------------------------------------------------------------
 July 31, 2001                     $872,799           $169,241            $32,186          $1,334,305            $124,243

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                               Class B                                 Class C
                        Contingent Deferred                   Contingent Deferred                     Contingent Deferred
                              Sales Charges                         Sales Charges                           Sales Charges
 Year Ended         Retained by Distributor               Retained by Distributor                 Retained by Distributor
---------------------------------------------------------------------------------------------------------------------------
 July 31, 2001                      $24,363                               $68,718                                 $21,866

 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $111,960, all of which were paid by the Distributor to recipients, and included $7,037 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                                                                            Distributor's
                                                                                       Distributor's            Aggregate
                                                                                           Aggregate         Unreimbursed
                                                                                        Unreimbursed        Expenses as %
                                           Total Payments      Amount Retained              Expenses        of Net Assets
                                               Under Plan       by Distributor            Under Plan             of Class
---------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                    $287,317             $247,337            $1,412,939                 2.67%
 Class C Plan                                      97,840               51,723               194,678                 1.00

================================================================================
 5. Illiquid Securities
 As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001, was $10,310,526, which represents 5.97% of the Fund's net assets.

================================================================================
 6. Bank Borrowings
 The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
      The Fund had borrowings outstanding of $1,600,000 as of July 31, 2001. For the year ended July 31, 2001, the average monthly loan balance was $1,039,845 at an average interest rate of 6.307%. The maximum amount of borrowings outstanding at any month-end was $2,600,000.


27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of Oppenheimer Pennsylvania Municipal Fund:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 August 21, 2001

28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 A Series of Oppenheimer Multi-State Municipal Trust

========================================================================================
 Officers and Trustees           Leon Levy, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of Trustees
                                 Robert G. Galli, Trustee
                                 Phillip A. Griffiths, Trustee
                                 Benjamin Lipstein, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Clayton K. Yeutter, Trustee
                                 Ronald H. Fielding, Vice President
                                 Anthony A. Tanner, Vice President
                                 Andrew J. Donohue, Secretary
                                 Brian W. Wixted, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer
                                 Robert G. Zack, Assistant Secretary

========================================================================================
 Investment Advisor              OppenheimerFunds, Inc.

========================================================================================
 Distributor                     OppenheimerFunds Distributor, Inc.

========================================================================================
 Transfer and Shareholder        OppenheimerFunds Services
 Servicing Agent

========================================================================================
 Custodian of                    Citibank, N.A.
 Portfolio Securities

========================================================================================
 Independent Auditors            KPMG LLP

========================================================================================
 Legal Counsel                   Mayer, Brown & Platt

                                 Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                                 6803 S. Tucson Way, Englewood, CO 80112-3924.


                                 (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL  FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity                   Developing Markets Fund                                Global Fund
                                 International Small Company Fund                       Quest Global Value Fund
                                 Europe Fund                                            Global Growth & Income Fund
                                 International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 Equity                          Stock                                                  Stock & Bond
                                 Emerging Technologies Fund                             Quest Opportunity Value Fund
                                 Emerging Growth Fund                                   Total Return Fund
                                 Enterprise Fund                                        Quest Balanced Value Fund
                                 Discovery Fund                                         Capital Income Fund
                                 Main Street(R)Small Cap Fund                            Multiple Strategies Fund
                                 Small Cap Value Fund(1)                                Disciplined Allocation Fund
                                 MidCap Fund                                            Convertible Securities Fund
                                 Main Street(R)Opportunity Fund                         Specialty
                                 Growth Fund                                            Real Asset Fund(R)
                                 Capital Appreciation Fund                              Gold & Special Minerals Fund
                                 Main Street(R)Growth & Income Fund
                                 Large Cap Growth Fund
                                 Value Fund(2)
                                 Quest Capital Value Fund
                                 Quest Value Fund
                                 Trinity Growth Fund
                                 Trinity Core Fund
                                 Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 Income                          Taxable                                                Municipal
                                 International Bond Fund                                California Municipal Fund(4)
                                 High Yield Fund                                        Florida Municipal Fund(4)
                                 Champion Income Fund                                   New Jersey Municipal Fund(4)
                                 Strategic Income Fund                                  New York Municipal Fund(4)
                                 Bond Fund                                              Pennsylvania Municipal Fund(4)
                                 Senior Floating Rate Fund                              Municipal Bond Fund
                                 U.S. Government Trust                                  Intermediate Municipal Fund
                                 Limited-Term Government Fund
                                 Capital Preservation Fund(3)
                                 Rochester Division
                                 Rochester Fund Municipals
                                 Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------------------------------------
 Select Managers                 Stock                                                  Stock & Bond
                                 Mercury Advisors Focus Growth Fund                     QM Active Balanced Fund(3)
                                 Gartmore Millennium Growth Fund II5
                                 Jennison Growth Fund
                                 Salomon Brothers Capital Fund
                                 Mercury Advisors S&P 500(R)Index Fund(3)
---------------------------------------------------------------------------------------------------------------------------
 Money Market(6)                 Money Market Fund                                      Cash Reserves

 1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
 2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
 3. Available only through qualified retirement plans.
 4. Available to investors only in certain states.
 5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

MUNICIPAL BONDS--THE COMMUNITY INVESTMENT

     When you invest in municipal securities through a mutual fund, your dollars are being put to work primarily in your state's communities--for buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In Pennsylvania, the interest is also free from Philadelphia and Pittsburgh local income taxes.
     Many investors consider this the primary advantage of a municipal bond fund like Oppenheimer Pennsylvania Municipal Fund. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in Pennsylvania. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.
     When you review the enclosed listing of the Fund's portfolio holdings, you're likely to find many projects that help to improve the standard of living in your community. It's one of the--admittedly few--advantages of the current tax code: the ability to earn tax-free income and be supportive of the great state of Pennsylvania.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

A DIVERSIFIED RANGE OF CREDITS

     By combining nearly 80% investment-grade municipal bonds with select, carefully researched, below-investment-grade (primarily unrated) issues, we seek to enhance yield while diversifying the Fund's portfolio.

[pie chart]
AAA             20.7%
AA              19.2%
A               10.7%
BBB             27.4%
BB               4.7%
B                4.9%
Not Rated       12.4%

Sector allocation data are as of 7/31/01, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard and Poor's Rating Group are included in the equivalent Standard and Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 16 for further explanation.

INFORMATION AND SERVICES


     As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website -- we're here to help.

Internet                                      www.oppenheimerfunds.com
----------------------------------------------------------------------
24-hr access to account information and transactions(2)

General Information                                     1.800.525.7048
----------------------------------------------------------------------
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

Telephone Transactions                                  1.800.852.8457
----------------------------------------------------------------------
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

PhoneLink                                               1.800.533.3310
----------------------------------------------------------------------
24-hr automated information and automated transactions

Telecommunication Device for the Deaf (TDD)             1.800.843.4461
----------------------------------------------------------------------
Mon-Fri 9am-6:30pm ET

OppenheimerFunds Market Hotline                         1.800.835.3104
----------------------------------------------------------------------
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

Transfer and Shareholder Servicing Agent
----------------------------------------------------------------------
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct                                  www.oppenheimerfunds.com
----------------------------------------------------------------------
Receive shareholder reports and prospectus notifications for your funds via email.

----------------------------------------------------------------------
Ticker Symbols     Class A: OPATX   Class B: OPABX   Class C: OPACX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website may be inaccessible or its transaction feature may be unavailable.

RA0740.001.0701      September 28, 2001


[logo] OPPENHEIMER
       Pennsylvania
       MUNICIPAL FUND

This Annual Report is for the information of shareholders of Oppenheimer Pennsylvania Municipal Fund. Call our Toll-free Customer Service today at
1.800.525.7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.

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